MERRILL LYNCH DRAGON FUND, INC.

                   Supplement dated December 17, 2001 to the
            Statement of Additional Information dated April 6, 2001


     This Supplement to the Statement of Additional Information supercedes the Supplement dated October 16, 2001.

     The section captioned "Directors and Officers" beginning on page 19 is amended as follows:

     The biographies of Louis J. Mendes, III and A. Grace Pineda appearing on page 20 are hereby removed, and are replaced by the following biographies of Nicholas Moakes and Jeffrey Sacks. Mr. Sacks is primarily responsible for the day-to-day management of the Fund's portfolio:

               NICHOLAS MOAKES (37) -- Portfolio Manager(1)(2) -- Portfolio Manager of MLAM UK since October 2001; Director of Merrill Lynch Investment Managers Limited Merrill Lynch Investment Managers Limited and Team Leader of Pacific Basin Team since October 1997; Head of Asian Research at NatWest Securities Asia from 1995 to June 1997.

               JEFFREY SACKS (39) -- Portfolio Manager(1)(2) -- Portfolio Manager of MLAM UK since December 2001; Vice President of MLIM since August 2000; Member of Pacific Basin Team since July 2000; Director of the Institutional Group and Deputy Head of the Asian Specialist Investment Team at Baring Asset Management 1996 to 2000.


Code # 16260-04-01ALL